                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549-1004




                                   FORM 8-K

                                CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   August 28, 1996
                                                --------------------------------

               FIRST CAPITAL INCOME AND GROWTH FUND - SERIES XII
- --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Illinois                   0-16888                   36-3498223
- --------------------------------------------------------------------------------
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)             Identification No.)


Two North Riverside Plaza, Suite 950, Chicago, Illinois       60606-2607
- --------------------------------------------------------------------------------
    (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code          (312) 207-0020
                                                  ------------------------------

- --------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)







                      This document consists of 54 pages.


                    The Exhibit Index is located on page 3.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
- --------------------------------------------

Sentry Park West Joint Venture (the "Joint Venture"), a joint venture in which First Capital Income and Growth Fund - Series XII (the "Registrant") has a 50% interest, sold its interest in the real property commonly known as Sentry Park West Office Campus, located in Blue Bell, Pennsylvania (the "Property").

The closing of this transaction occurred on August 28, 1996. The Property was sold to an unrelated party pursuant to arm's-length negotiations. The sale price was $11,650,000, of which the Registrant's share was $5,825,000. The Joint Venture received net sale proceeds of $1,789,100, which was net of closing prorations, selling expenses and the payoff of the mortgage loan collateralized by the Property, of which the Registrant's share of $894,500 was retained for working capital purposes.

ITEM 7. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
- ----------------------------------------------------

         (page 5)  Pro Forma Financial Information


         Exhibits

         2.1 (page 10) Real Estate Sale Agreement dated March 25, 1996 for Sentry Park West Office Campus, Blue Bell Pennsylvania.

         2.2 (page 33) First Amendment to Real Estate Sale Agreement dated May 9, 1996 for Sentry Park West Office Campus, Blue Bell Pennsylvania.

         2.3 (page 38) Second Amendment to Real Estate Sale Agreement dated May 24, 1996 for Sentry Park West Office Campus, Blue Bell Pennsylvania.

         2.4 (page 41) Third Amendment to Real Estate Sale Agreement dated May 30, 1996 for Sentry Park West Office Campus, Blue Bell Pennsylvania.

         2.5 (page 45) Fourth Amendment to Real Estate Sale Agreement dated July 2, 1996 for Sentry Park West Office Campus, Blue Bell Pennsylvania.

         2.6 (page 49) Fifth Amendment to Real Estate Sale Agreement dated August 21, 1996 for Sentry Park West Office Campus, Blue Bell Pennsylvania.

         2.7 (page 52) Closing Statement dated August 28, 1996 for Sentry Park West, 1777 Sentry Parkway West, Blue Bell, Pennsylvania.

No information is required under Items 1, 3, 4, 5, 6 and 8; therefore, those Items have been omitted.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         FIRST CAPITAL INCOME AND GROWTH FUND - SERIES XII

                         By: FIRST CAPITAL FINANCIAL CORPORATION
                             As General Partner

September 11, 1996       By:/s/         NORMAN M. FIELD
- ------------------          ---------------------------------------
     (Date)                             NORMAN M. FIELD
                            Vice President - Finance and Treasurer

               FIRST CAPITAL INCOME AND GROWTH FUND - SERIES XII


The accompanying unaudited Pro Forma Balance Sheet has been presented as if the sale of the Property had occurred on June 30, 1996. The accompanying unaudited Pro Forma Statement of Income and Expenses for the six months ended June 30, 1996 has been presented as if the sale of the Property had occurred on December 31, 1995. The accompanying unaudited Pro Forma Statement of Income and Expenses for the year ended December 31, 1995 has been presented as if the sale of the Property had occurred on December 31, 1994. In the opinion of the General Partner, all adjustments necessary to reflect the sale of the Property have been made. The unaudited pro forma financial statements are not necessarily indicative of what the actual financial position and results of operations would have been had such transactions actually occurred as of December 31, 1994, 1995 and June 30, 1996, nor do they purport to represent the results of operations of the Registrant for future periods.

               FIRST CAPITAL INCOME AND GROWTH FUND - SERIES XII

                            PRO FORMA BALANCE SHEET
                                  (Unaudited)

                     (All dollars rounded to nearest 00s)

                                    ASSETS

                                                                                                  Pro Forma
                                                            June 30,          Pro Forma            Balance
                                                              1996           Adjustments           Sheets
                                                         --------------     -------------       -------------
Investment in commercial rental properties:
 Land                                                      $14,678,900         ($796,900)        $13,882,000
 Buildings and improvements                                 89,766,700        (7,027,500)         82,739,200
                                                         --------------     -------------       -------------

                                                           104,445,600        (7,824,400)         96,621,200
 Accumulated depreciation and amortization                 (26,912,600)        3,043,000         (23,869,600)
                                                         --------------     -------------       -------------

 Total investment properties, net of
  accumulated depreciation and amortization                 77,533,000        (4,781,400)         72,751,600

Cash and cash equivalents                                    5,812,000           819,800           6,631,800
Restricted cash                                                100,000                               100,000
Rents receivable                                               324,200            10,000             334,200
Escrow deposits                                              1,022,500                             1,022,500
Other assets (net of accumulated amortization
 on loan acquisition costs of $1,338,700,
 $66,000 and $1,272,700, respectively)                         494,500           (25,200)            469,300
                                                         --------------     -------------       -------------

                                                           $85,286,200       ($3,976,800)        $81,309,400
                                                         ==============     =============       =============

                       LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
 Mortgage loans payable                                    $59,829,100       ($4,673,700)        $55,155,400
 Front-End Fees Loan payable to General Partner             13,434,400                            13,434,400
 Accounts payable and accrued expenses                       3,094,600           (81,800)          3,012,800
 Due to Affiliates                                             168,400              (700)            167,700
 Security deposits                                             326,800           (62,100)            264,700
 Other liabilities                                             152,200                               152,200
                                                         --------------     -------------       -------------

                                                            77,005,500        (4,818,300)         72,187,200
                                                         --------------     -------------       -------------
Partners' capital:
 General Partner (deficit)                                  (1,692,100)          841,500            (850,600)
 Limited Partners (1,000,000 Units
  issued, 949,843 Units outstanding)                         9,972,800                 0           9,972,800
                                                         --------------     -------------       -------------

                                                             8,280,700           841,500           9,122,200
                                                         --------------     -------------       -------------

                                                           $85,286,200       ($3,976,800)        $81,309,400
                                                         ==============     =============       =============

    The accompanying notes are an integral part of the pro forma financial statements.

               FIRST CAPITAL INCOME AND GROWTH FUND - SERIES XII

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                  (Unaudited)

     (All dollars rounded to nearest 00s exept per Unit and Unit amounts)


                                   Statement
                                   of Income
                                 and Expenses
                                 For the Six                       Pro Forma
                                 Months Ended                      Statement
                                   June 30,        Pro Forma       of Income
                                     1996         Adjustments     and Expenses
                                 ------------     -----------     ------------
Income:
 Rental                            $8,937,300      ($758,100)       $8,179,200
 Interest                             145,300           (600)          144,700
                                 ------------     -----------     ------------
                                    9,082,600       (758,700)        8,323,900
                                 ------------     -----------     ------------

Expenses:
 Interest:
   Affiliate                          505,200                          505,200
   Nonaffiliates                    2,220,100       (188,800)        2,031,300
 Depreciation and amortization      1,294,200        (14,900)        1,279,300
 Property operating:
   Affiliates                         565,000         (6,500)          558,500
   Nonaffiliates                    1,241,200       (190,600)        1,050,600
 Real estate taxes                  1,371,400        (61,800)        1,309,600
 Insurance - Affiliate                 83,400         (5,300)           78,100
 Repairs and maintenance            1,222,600       (121,000)        1,101,600
 General and administrative:
  Affiliates                           29,100                           29,100
  Nonaffiliates                       101,000                          101,000
                                 ------------     -----------     ------------
                                    8,633,200       (588,900)        8,044,300
                                 ------------     -----------     ------------

Net income                           $449,400      ($169,800)         $279,600
                                 ============     ===========     ============

Net income allocated
 to General Partner                    $4,500        ($1,700)           $2,800
                                 ============     ===========     ============

Net income allocated
 to Limited Partners                 $444,900      ($168,100)         $276,800
                                 ============     ===========     ============

Net income allocated to
 Limited Partners per Unit              $0.47         ($0.18)            $0.29
                                 ============     ===========     ============

Weighted average number
 of Units outstanding                 949,843        949,843           949,843
                                 ============     ===========     ============

    The accompanying notes are an integral part of the pro forma financial statements.

               FIRST CAPITAL INCOME AND GROWTH FUND - SERIES XII

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES

     (All dollars rounded to nearest 00s except per Unit and Unit amounts)

                                     Statement
                                     of Income
                                   and Expenses                 Pro Forma
                                   For the Year                 Statement
                                       Ended      Pro Forma     of Income
                                   December 31,  Adjustments  and Expenses
                                       1995      (Unaudited)   (Unaudited)
                                   ------------  -----------  -------------
Income:
  Rental                            $17,433,800  ($1,400,800)   $16,033,000
  Interest                              244,900       (2,300)       242,600
                                   ------------  -----------  -------------

                                     17,678,700   (1,403,100)    16,275,600
                                   ------------  -----------  -------------
Expenses:
  Interest:
    Affiliate                         1,090,000                   1,090,000
    Nonaffiliates                     4,725,900     (401,000)     4,324,900
  Depreciation and amortization       4,068,200     (557,200)     3,511,000
  Property operating:
    Affiliates                        1,036,300      (22,400)     1,013,900
    Nonaffiliates                     2,277,600     (375,200)     1,902,400
  Real estate taxes                   2,441,000     (123,500)     2,317,500
  Insurance - Affiliate                 151,100      (12,300)       138,800
  Repairs and maintenance             2,322,500     (263,400)     2,059,100
  General and administrative:
    Affiliates                           66,600                      66,600
    Nonaffiliates                       185,900       (1,700)       184,200
  Provisions for value impairment    12,700,000                  12,700,000
                                   ------------  -----------  -------------

                                     31,065,100   (1,756,700)    29,308,400
                                   ------------  -----------  -------------

  Net (loss)                       ($13,386,400)    $353,600   ($13,032,800)
                                   ============  ===========  =============

  Net (loss) allocated
   to General Partner                 ($133,900)      $3,500      ($130,400)
                                   ============  ===========  =============

  Net (loss) allocated
   to Limited Partners             ($13,252,500)    $350,100   ($12,902,400)
                                   ============  ===========  =============

  Net (loss) allocated to
   Limited Partners per Unit            ($13.89)       $0.37        ($13.52)
                                   ============  ===========  =============

  Weighted average number
   of Units outstanding                 953,845      953,845        953,845
                                   ============  ===========  =============


The accompanying notes are an integral part of the pro forma financial statements.

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               FIRST CAPITAL INCOME AND GROWTH FUND - SERIES XII

                     Notes to Pro Forma Balance Sheet and
                  Pro Forma Statements of Income and Expenses


1) For the purpose of the Pro Forma Balance Sheet:

   (a) the accounts for land, buildings and improvements, accumulated depreciation and amortization, rents receivable, other assets, accounts payable and accrued expenses, due to Affiliates and security deposits have been adjusted as of June 30, 1996 to reflect the sale of the Property;

   (b) cash and cash equivalents has been adjusted to include the net cash received by the Registrant from the Joint Venture from the sale of the Property and

   (c) mortgage loans payable has been adjusted to reflect the Registrant's share of the payoff of the mortgage loan which encumbered the Property.

2) For the purpose of the Pro Forma Statements of Income and Expenses for the six months ended June 30, 1996 and for the year ended December 31, 1995, the adjustments to the income and expenses reflect the Registrant's share of operations of the Property.